SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                      Date of Report
                      (Date of earliest
                      event reported):        July 17, 2003


                         Midwest Express Holdings, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-13934                     39-1828757
---------------                 ----------------               -------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


              6744 South Howell Avenue, Oak Creek, Wisconsin 53154
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 570-4000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events.
------    ------------

On July 17, 2003, Midwest Express Holdings, Inc. (the "Company") issued a press release. The Company is filing a copy of such press release as Exhibit 99 hereto, which is incorporated by reference herein.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               99   Press Release dated July 17, 2003.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST EXPRESS HOLDINGS, INC.



Date: July 18, 2003                     By: /s/ Dennis J. O'Reilly
                                           -------------------------------------

                                        Its: Treasurer
                                            ------------------------------------




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

                         MIDWEST EXPRESS HOLDINGS, INC.

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
------

99        Press Release dated July 17, 2003.